SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 2, 2004

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


      Indiana                   1-5627                     13-5158950
      ---------------           ------------               -------------------
      (State or other           (Commission                (IRS Employer
      jurisdiction of           File Number)               Identification No.)
      organization)

                  4 West Red Oak Lane
                White Plains, New York                     10604
       ----------------------------------------            ----------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

          (Former name or former address if changed since last report)


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ITEM 5. Other Events and Regulation FD Disclosure

On June 2, 2004, ITT Industries, Inc. issued a press release providing an update on the timing of its pending acquisition of Kodak's Remote Sensing Systems business and reaffirming its earnings projections for the second quarter and full year 2004. A copy of this press release is attached and incorporated by reference herein as Exhibit 99.1.

Exhibit Index

(99.1) Press release dated June 2, 2004 issued by ITT Industries, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ITT INDUSTRIES, INC.

                                              By:  /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: June 2, 2004